STERLING CAPITAL FUNDS

SUPPLEMENT DATED SEPTEMBER 7, 2021

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS

AND THE INSTITUTIONAL, CLASS R AND CLASS R6 SHARES PROSPECTUS AND SAI

EACH DATED FEBRUARY 1, 2021, AS SUPPLEMENTED

Effective immediately, this Supplement provides the following amended and supplemental information to each Prospectus and Statement of Additional Information:

Effective October 1, 2021, Class R shares of the Funds will be closed to new accounts and additional purchases by existing shareholders. Accordingly, the cover page of each Prospectus is amended to state that “Class R Shares are not offered for sale effective October 1, 2021.” On or about November 15, 2021, Class R shares are expected to automatically be converted into Class A shares (load waived) based on the relative net asset values of the two share classes.

If you hold Class R shares on or after October 1, 2021, you may:

•	Continue as a Class R shareholder;

•	Continue to reinvest dividends and distributions into Class R shares; and

•	Exchange your Class R shares of a Sterling Capital Fund for Class R shares of another Sterling Capital Fund, as permitted by existing exchange privileges.

However, as noted above, your Class R shares are expected to be automatically converted into Class A shares (load waived) based on the relative net asset values of the two share classes on or about November 15, 2021.

Investors who currently invest in Class R shares through an automatic investment plan will no longer be able to do so after the close of business on October 1, 2021. Please contact your investment professional or the Shareholder Services Desk at 1-800-228-1872 no later than October 1, 2021 to discuss your options as they relate to your automatic investment election.

All other Class R share characteristics, including but not limited to Rule 12b-1 plan service and distribution fees, will remain unchanged until approximately November 15, 2021.

The Prospectuses and Statements of Additional Information are revised accordingly.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND SAI
FOR FUTURE REFERENCE

RCLASS-SUP-0921